UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/30/2006

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-30332

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On January 30, 2006, NYMEX Holdings, Inc. (the "Company") issued a press release announcing that the Company and stockholder Cataldo J. Capozza have reached an agreement in principle to resolve the books-and-records action brought by Mr. Capozza in the Delaware Court of Chancery. The terms of the agreement are confidential.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: January 30, 2006	By:	/s/ Christopher K. Bowen
Christopher K. Bowen
General Counsel and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release